UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 16, 2019
Date of Earliest Event Reported: November 16, 2018
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MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously announced in a Form 8-K filed on October 9, 2018, our wholly-owned subsidiary, MAXIMUS Federal Services, Inc., entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”) on October 5, 2018, to acquire General Dynamics Information Technology's citizen engagement centers business (the "Acquired Business") for a cash purchase price of $400.0 million, subject to certain reductions and adjustments including a final assessment of the working capital acquired on the date of the acquisition (the “Acquisition”). As previously disclosed Item 9A, Other Information of the Company's Form 10-K filed on November 20, 2018, the Acquisition was completed on November 16, 2018. The Company funded the Acquisition and related costs and expenses with cash on hand and a borrowing of $150.0 million under its revolving credit facility. The Acquired Business has been integrated into our U.S. Federal services Segment.
This Current Report on Form 8-K presents certain financial statements of the Acquired Business and certain unaudited pro forma financial information in connection with the Acquisition. The financial statements of the Acquired Business and the unaudited pro forma financial information of MAXIMUS and its subsidiaries are filed as exhibits hereto.
Item 9.01    Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired

The audited combined balance sheets of the Acquired Business as of December 31, 2017 and 2016, and the related combined statements of earnings, combined statements of net parent investment and the combined statements of cash flows for the years ended December 31, 2017 and 2016, the notes to the combined financial statements and the independent auditor's report are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The unaudited combined balance sheets of the Acquired Business as of September 30, 2018, and December 31, 2017, and the related combined statements of earnings, combined statements of net parent investment and the combined statements of cash flows for the nine months ended September 30, 2018, and October 1, 2017, and the notes to the combined financial statements are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

(b)     Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of MAXIMUS, Inc. and its subsidiaries as of September 30, 2018, and the unaudited pro forma condensed combined statements of operations of MAXIMUS, Inc. and its subsidiaries for the year ended September 30, 2018, giving effect to the Acquisition, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)     Exhibits.

Exhibit No.	Description

2.1
Asset Purchase Agreement dated as of October 5, 2018, by and among General Dynamics Information Technology, Inc., MAXIMUS Federal Services, Inc. and MAXIMUS, Inc. (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K dated October 9, 2018).

23.1	Consent of KPMG LLP
99.1	Press release dated October 9, 2018 (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K dated October 9, 2018).
99.2
Audited combined balance sheets of the Acquired Business as of December 31, 2017 and 2016, and the related combined statements of earnings, combined statements of net parent investment and the combined statements of cash flows for the years ended December 31, 2017 and 2016, the notes to the combined financial statements and the independent auditor's report.

99.3
Unaudited combined balance sheets of the Acquired Business as of September 30, 2018 and December 31, 2017, and the related combined statements of earnings, combined statements of net parent investment and the combined statements of cash flows for the nine months ended September 30, 2018, and October 1, 2017, and the notes to the combined financial statements.

99.4
Unaudited pro forma condensed combined balance sheet of MAXIMUS, Inc. and its subsidiaries as of September 30, 2018 and the unaudited pro forma condensed combined statements of operations of MAXIMUS, Inc. and its subsidiaries for the year ended September 30, 2018, giving effect to the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: January 16, 2019	By:	/s/ Richard J. Nadeau
Richard J. Nadeau
Chief Financial Officer and Treasurer